UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – June 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2015

Board of Managers

Separate Account B:

Lori B. Finlay, Chair

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF ALLSTATE ASSURANCE COMPANY

Jesse E. Merten, Chairman of the Board, President and Chief Executive Officer, Chief Financial Officer

Judith P. Greffin, Executive Vice President and Chief Investment Officer

Samuel H. Pilch, Senior Group Vice President and Controller

Michael S. Downing, Senior Vice President

D. Scott Harper, Senior Vice President and Assistant Treasurer

Jeffrey J. McRae, Senior Vice President and Assistant Treasurer

Harry R. Miller, Senior Vice President and Chief Risk Officer

P. Kelly Noll, Senior Vice President and Chief Privacy Officer

Mario Rizzo, Senior Vice President and Treasurer

P. John Rugel, Senior Vice President

Errol Cramer, Vice President and Appointed Actuary

Angela K. Fontana, Vice President, General Counsel and Secretary

Stephanie D. Neely, Vice President and Assistant Treasurer

Tracy M. Kirchhoff, Chief Compliance Officer

Daniel G. Gordon, Assistant Secretary

Lisette S. Willemsen, Assistant Secretary

Thomas H. Heldsdingen, Authorized Representative

Raymond P. Thomas, Authorized Representative

Dean M. Way, Illustration Actuary

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

A separate account of Allstate Assurance Company (“Company”)

This report and the financial statements attached are submitted solely for the general information of contract owners of Allstate Assurance Company Separate Account B (“Separate Account B” or “Registrant”) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONRACTS

This semi-annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the six months ended June 30, 2015. Comparative figures that relate to Separate Account B’s activities during the six months ended 2015 are provided below.

The accumulation value for Separate Account B decreased 1.36% during the first half of 2015 from $23.49 on December 31, 2014 to $23.17 on June 30, 2015. During this same period the S&P 500 index increased by a total return of 1.23%. Due to withdrawals and retirements, the number of accumulation units outstanding on June 30, 2015 was 27,603 down from 38,130 on December 31, 2014. As a result of changes in the accumulation unit value, total contract owners’ equity on June 30, 2015 was $840,274 compared to $1,118,030 on December 31, 2014.

The market, as measured by the S&P 500 index, increased 1.23% in the first half of 2015. While the year-to-date performance was uninspiring relative to strong double-digit returns experienced over the prior three years, the fact that returns were even positive and above most asset classes is somewhat surprising. Specifically, underwhelming earnings growth, weaker-than-expected GDP and uncertainties surrounding Greece’s potential exit from the Eurozone were notable and unexpected headwinds for investors. These obstacles; however, were offset by expectations for improved economic growth – an outlook propelled by solid job growth (e.g., 280,000 jobs created in May) and increased consumer confidence. Thus, it was a challenging backdrop for investors in the first half, but the market was able to earn a modest gain.

Looking forward, expectations for mid-to-high single-digit equity returns are still reasonable for calendar 2015, but may be ambitious following the market’s lackluster first half performance. An improved domestic economic backdrop, driven by favorable employment trends, higher wages and a more confident consumer, obviously supports higher stock prices. In addition, potential catalysts from lower energy prices and a stronger dollar should not be discounted. Price-to-earnings multiples now trade well-above historical averages, so valuation is no longer “our friend,” and when combined with relatively anemic earnings growth expectations, these higher valuations could temper stock returns.

In summary, our outlook is little-changed from six months ago. We still believe equities offer more attractive returns relative to other investments like cash and bonds; however, the bull market is now in its seventh year. Stocks are no longer cheap, and investors appear increasingly cautious. Accordingly, stock selection remains the key performance differentiator, as broad-based sector bets have likely run their course. Our portfolio remains comfortably positioned with leading companies in their respective sectors, and we expect to actively participate in what remains a favorable market backdrop.

Thank you for your continued support.

/s/ Lori B. Finlay
Lori B. Finlay
President and Chair, Board of Managers
Allstate Assurance Company
Separate Account B

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of Separate Account B including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from Separate Account B. Each Board member, other than Lori B. Finlay, receives an annual retainer of $4,500.00 for serving on the Board. Ms. Finlay received no remuneration from the Company based on her membership on the Board.

PROXY VOTING POLICIES

A description of Separate Account B’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of Separate Account B’s proxy voting policy and procedures on the SEC’s website, www.sec.gov.

Information regarding how Separate Account B voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

On June 17, 2015, Separate Account B held its Annual Meeting of Contract owners to vote on (i) the election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B, (ii) the ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for Separate Account B in accordance with the Rules and Regulations and (iii) the transaction of such other business as may properly come before the meeting. At the meeting, a majority of Contract owners holding outstanding interests in Separate Account B voted (i) to elect Lori B. Finlay, Henry E. Blaine and H. Grant Law, Jr. to the Board, and (ii) to ratify the selection and appointment of Deloitte & Touche LLP as the Independent Auditor for Separate Account B.

The final vote tallies for each item are as follows:

1.	The election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Lori B. Finlay

Affirmative	$326,790.10	36.147%	92.337%
Withhold	$27,123.87	3.000%	7.663%

TOTAL	$353,913.97	39.147%	100.000%

Henry E. Blaine

Affirmative	$326,790.10	36.147%	92.337%
Withhold	$27,123.87	3.000%	7.663%

TOTAL	$353,913.97	39.147%	100.000%

H. Grant Law, Jr.

Affirmative	$326,790.10	36.147%	92.337%
Withhold	$27,123.87	3.000%	7.663%

TOTAL	$353,913.97	39.147%	100.000%

2.	Ratification of the selection and appointment of Deloitte & Touche LLP as the independent auditors for Separate Account B in accordance with the Rules and Regulations.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	$334,683.79	37.020%	94.567%
Withhold	$19,230.18	2.127%	5.433%
Abstain	.00	.000%	.000%

TOTAL	$353,913.97	39.147%	100.000%

QUARTERLY FILING REQUIREMENTS

In November 2004, Separate Account B began filing its complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the Board of Separate Account B, and is available, without charge, upon request, toll-free at (800) 718-8824 for contract owners who call to request the SAI.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (85) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2014-2015 37 years of service	Retired – Partner, B&B Enterprises	1	None

H. Grant Law, Jr. (68) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2014-2015 23 years of service	Retired – President, Newton Chevrolet, Inc. & Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.	1	None

The member of the Board listed below is an “interested person” of Separate Account B within the meaning of section 2(a)(19) of the 1940 Act.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
Lori B. Finlay (38)† 522 Sterling Avenue Chattanooga, TN 37405	President and Chair, Board of Managers	2014-2015 9 months of service	Vice President, Managing Director- Municipals, Unum Group, Chattanooga, Tennessee	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act owns beneficially or of record securities of the Company or any of its affiliates. Both members of the Board of Managers who are not “interested persons” have served in that capacity for more than a decade. The Board of Managers are annually elected by Contract owners. The Board of Managers does not have a lead independent director and does not believe one is necessary given that a majority of the Board of Managers are not interested persons. The Board’s current structure is appropriate in view of the experience of its members, the longstanding working relationship of its independent members, and the nature of the Separate Account’s operations. In overseeing the Separate Account’s operations, the Board receives regular reports on various aspects of the Separate Account’s operations, such as performance, securities holdings and compliance.

Allstate Assurance Company Separate Account B

Unaudited Financial Statements

June 30, 2015

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2015
ASSETS

Common stocks – at fair value
(Cost: $674,295)	$1,062,726
Cash	19,916
Accrued dividends	999

TOTAL ASSETS	$1,083,641

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Amounts payable for terminations and variable annuity benefits	$242,804
Management fee and other amounts due Allstate Assurance Company	563

TOTAL LIABILITIES	243,367

Contract owners’ equity:
Deferred annuity contracts terminable by owners – (accumulation units outstanding: 27,602.991 at $23.17004 per unit)	639,562
Annuity contracts in pay-out period – (annuitization units outstanding: 8,662.562 at $23.17004 per unit)	200,712

TOTAL CONTRACT OWNERS’ EQUITY	840,274

TOTAL LIABILITIES AND CONTRACT OWNERS’ EQUITY	$1,083,641

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

(Unaudited)

Allstate Assurance Company Separate Account B

Six Months Ended June 30, 2015
INVESTMENT INCOME

Income:
Dividends	$12,720

Expenses – Note D:
Mortality and expense assurances	3,736

NET INVESTMENT INCOME	8,984

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS – NOTE A

Net realized gain from investment transactions:
Proceeds from sales	30,696
Cost of investments sold	15,498

Net realized gain on investments	15,198

Net unrealized appreciation of investments:
At end of period	388,431
At beginning of period	422,827

Decrease in net unrealized appreciation of investments	(34,396)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(19,198)

NET DECREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$(10,214)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

(Unaudited)

Allstate Assurance Company Separate Account B

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
BALANCE AT BEGINNING OF PERIOD	$1,118,030	$1,060,114

FROM OPERATIONS:

Net investment income	8,984	14,010
Net realized gain on investments	15,198	39,717
Increase (decrease) in net unrealized appreciation of investments	(34,396)	78,277

Net increase (decrease) in contract owners’ equity from operations	(10,214)	132,004

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:

Terminations and death benefits (Units terminated):	(249,613)	(41,782)
2015: 10,558.868;
2014: 1,878.636;
Variable annuity benefits paid (Number of units):	(17,929)	(32,306)

2015: 769.719;
2014: 1,466.186;
Decrease in contract owners’ equity from variable annuity contract transactions	(267,542)	(74,088)

NET INCREASE (DECREASE) IN CONTRACT OWNERS’ EQUITY	(277,756)	57,916

BALANCE AT END OF PERIOD	$840,274	$1,118,030

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2015

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS

CAPITAL GOODS

Allegion PLC	116	$6,976
Caterpillar, Inc.	200	16,964
Emerson Electric Company	500	27,715
General Electric Company	2,000	53,140
Ingersoll-Rand PLC	350	23,597

		128,392	15.3%

CONSUMER GOODS

PepsiCo, Inc.	500	46,670
Procter & Gamble Company	500	39,120

		85,790	10.2%

CONSUMER SERVICES

Target Corporation	800	65,304
The Walt Disney Company	500	57,070
Wal-Mart Stores, Inc.	300	21,279

		143,653	17.1%

ENERGY

Chevron Corporation	445	42,929
Dominion Resources, Inc.	750	50,153
Exxon Mobil Corporation	565	47,008

		140,090	16.7%

FINANCIAL

American Express Company	650	50,518
JPMorgan Chase & Company	1,000	67,760
Wells Fargo & Company	1,050	59,052

		177,330	21.1%

HEALTH CARE

Express Scripts Holding Company *	600	53,364
Johnson & Johnson	500	48,730
Stryker Corporation	500	47,785

		149,879	17.8%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS – Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2015

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS – Continued

TECHNOLOGY
Apple, Inc.	425	$53,305
Cisco Systems, Inc.	1,500	41,190
EMC Corporation	1,550	40,905
Jabil Circuit, Inc.	1,800	38,322
Microsoft Corporation	500	22,075
TE Connectivity Ltd.	650	41,795

		237,592	28.3%
TOTAL COMMON STOCKS (Cost: $674,295)		1,062,726	126.5%

TOTAL INVESTMENTS (Cost: $674,295)		1,062,726	126.5%
CASH AND ACCRUED DIVIDENDS LESS LIABILITIES		(222,452)	(26.5)%

TOTAL CONTRACT OWNERS’ EQUITY		$840,274	100.0%

*	Non-income producing security

All investments held as of June 30, 2015, were in domestic companies based in the United States, except for Allegion PLC and Ingersoll-Rand PLC, which are based in Ireland, and TE Connectivity Ltd., which is based in Switzerland.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2015

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Six Months Ended	Year Ended December 31
	June 30, 2015	2014	2013	2012	2011
Investment income	$0.35	$0.51	$0.45	$0.44	$0.36
Expenses	0.10	0.23	0.23	0.19	0.17

Net investment income	0.25	0.28	0.22	0.25	0.19
Net realized and unrealized gain (loss) on investments	(0.57)	2.40	4.26	1.34	0.22

Net increase (decrease) in contract owners’ equity	(0.32)	2.68	4.48	1.59	0.41
Net contract owners’ equity:
Beginning of period	23.49	20.81	16.33	14.74	14.33

End of period	$23.17	$23.49	$20.81	$16.33	$14.74

Total Return	(1.4)%	12.88%	27.43%	10.79%	2.86%

Ratio of expenses to average contract owners’ equity	0.71%*	1.04%**	1.20%	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	1.70%*	1.30%	1.16%	1.59%	1.29%
Portfolio turnover	0%	4%	18%	15%	19%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	27,603	38,130	40,010	42,934	43,271
Annuity contracts in pay-out period-annuitization units outstanding at end of period	8,663	9,465	10,928	12,639	14,785

*	Annualized
**	In 2014, the expense ratio was reduced by 16 basis points due to the voluntary waiver of investment advisory services by Allstate Assurance Company. See Note D for further discusion.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2015

NOTE A – INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Allstate Assurance Company has taken steps to deregister Separate Account B as an investment company under the Investment Company Act of 1940. The separate account is required to have less than 100 contract owners in order to qualify for deregistration. This requirement has been met by Separate Account B as of December 31, 2009. As of June 30, 2015, the deregistration process had not been finalized with the Securities and Exchange Commission.

Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998, as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company (“Allstate Life”), a wholly-owned subsidiary of Allstate Insurance Company (“Allstate”), a wholly-owned subsidiary of Allstate Insurance Holdings (“Allstate Holdings”), a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”). This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at fair value using published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Security transactions are recorded on a trade date basis. Realized and unrealized gains and losses on investments are credited or charged to contract owners’ equity through the statement of operations. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $393,159 and gross unrealized losses of $4,728 at June 30, 2015. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the year ended June 30, 2015, is shown below.

Six Months Ended June 30, 2015
Cost of investments purchased	$—

Proceeds from investments sold	$30,696

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuity Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Unum Group.

NOTES TO FINANCIAL STATEMENTS – Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2015

NOTE B – FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurements, defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that Separate Account B can access.

•	Level 2 – Assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 – Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect Separate Account B’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

As of June 30, 2015, all investments held by Separate Account B were valued using Level 1 inputs as defined by ASC 820. See the Schedule of Investments for the listing of investments segregated by type and industry composition.

NOTE C – FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with the Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B.

Separate Account B had no liability for unrecognized tax benefits at June 30, 2015, and there was no activity related to unrecognized tax benefits during the period. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next six months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D – EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for mortality and expense assurances, which on an annual basis is .70% of the average daily net assets of Separate Account B. Effective September 12, 2014, Allstate Assurance Company voluntarily discontinued charging Separate Account B for investment advisory services. On an annual basis, these fees were historically .50% of the average daily net assets of Separate Account B.

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

End of Period	Accumulation Unit Value	End of Period	Accumulation Unit Value
1968	1.036279	March 2008	16.403785
1969	1.080379	June	16.270263
1970	1.030039	September	14.738496
1971	1.178612	December	10.513382
1972	1.403795	March 2009	9.447797
1973	1.126624	June	11.125835
1974	0.863269	September	12.753690
1975	1.022844	December	13.639973
1976	1.156853	March 2010	14.463281
1977	1.064425	June	12.776415
1978	1.094150	September	13.705927
1979	1.219189	December	14.327625
1980	1.555258	March 2011	14.541089
1981	1.473246	June	14.964522
1982	1.812441	September	13.372847
1983	2.132092	December	14.741467
1984	2.029912	March 2012	16.202612
1985	2.480050	June	15.786373
1986	2.743444	September	16.493265
1987	2.734169	December	16.332470
1988	3.087892	March 2013	17.884246
1989	3.812606	June	18.656378
1990	3.736441	September	19.136174
1991	5.036212	December	20.811460
1992	5.028547	March 2014	21.268006
1993	5.646864	June	22.085139
1994	5.410722	September	22.035435
1995	6.908158	December	23.490912
1996	8.435567	January 2015	22.345813
1997	11.384926	February	23.622048
1998	15.192155	March	23.216780
1999	19.180992	April	23.498192
2000	16.659801	May	23.790000
2001	15.297123	June	23.170046
2002	10.188983
2003	13.879698
2004	15.094382
2005	15.370699
2006	16.756791
2007	17.766886

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 2007, on the last valuation day of each quarter from March 2008 through December 2014, and on the last valuation day of each month beginning January 2015. The results shown should not be considered as a representation of the results which may be realized in the future.

Item 2. Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Semi-Annual Report.

Item 6. Investments.

Separate Account B’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Separate Account B’s Board.

Item 11. Controls and Procedures.

(a)	Within the 90-day period prior to the filing of this report, the Registrant’s management, including the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Registrant’s Chief Executive Officer and Chief Financial Officer, concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b)	No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent fiscal year.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

(1)	Not applicable to Semi-Annual Report.

(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 12(a)(2).

(3)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 12(a)(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company Separate Account B

By (Signature and Title):	/s/ Lori B. Finlay
Lori B. Finlay, President and Chair, Board of Managers

Date: August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Lori B. Finlay
Lori B. Finlay, President and Chair, Board of Managers

Date: August 21, 2015

By (Signature and Title):	/s/ Walter L. Rice
Walter L. Rice, Chief Financial Officer

Date: August 21, 2015